Exhibit 10.1

EXECUTION

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Fifth Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made and entered into as of February 18, 2011 by and among Zynga Inc., a Delaware corporation (the “Company”), the persons and entities listed on Exhibit A attached hereto (the “Investors”) and Mark Pincus.

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of outstanding shares of the Company’s Series A Preferred Stock (“Series A Stock”) issued by the Company to such Investors pursuant to a Series A Preferred Stock Purchase Agreement by and among the Company and the Prior Investors dated as of November 15, 2007, as amended (the “Series A Agreement”), shares of the Company’s Series A-1 Preferred Stock (“Series A-1 Stock”) issued by the Company to such Investors pursuant to a Series A-1 Preferred Stock Purchase Agreement by and among the Company and such Investors dated as of February 12, 2008, as amended (the “Series A-1 Agreement”), shares of the Company’s Series B Preferred Stock (“Series B Stock”) issued by the Company to such Investors pursuant to a Series B Preferred Stock Purchase Agreement by and among the Company and such Investors dated as of July 18, 2008, as amended (the “Series B Agreement”), shares of the Company’s Series B-1 Preferred Stock (“Series B-1 Stock”) issued by the Company to such Investors pursuant to a Series B-1 Preferred Stock Purchase Agreement by and among the Company and such Investors dated as of November 4, 2009, as amended (the “Series B-1 Agreement”), and/or shares of the Company’s Series B-2 Preferred Stock (“Series B-2 Stock”) issued by the Company to such Investors pursuant to a Series B-2 Preferred Stock Purchase Agreement by and among the Company and such Investors dated as of April 23, 2010, as amended (the “Series B-2 Agreement”), and have also been granted certain information and registration rights and rights of first refusal under that certain Fourth Amended and Restated Investors’ Rights Agreement by and among the Company and the Prior Investors dated as of April 23, 2010 (the “Prior Rights Agreement”).

WHEREAS, certain of the Investors (the “Series C Investors”) have agreed to purchase shares of the Company’s Series C Preferred Stock (“Series C Stock” and together with the Series A Stock, the Series A-1 Stock, the Series B Stock, the Series B-1 Stock and the Series B-2 Stock, the “Preferred Stock”) pursuant to a certain Series C Preferred Stock Purchase Agreement by and among the Company and such Series C Investors dated as of even date herewith (the “Series C Agreement”). The Series C Agreement provides that, as a condition to the Series C Investors’ purchase of Series C Stock thereunder, the Company will enter into this Agreement and the Series C Investors will be granted the rights set forth herein.

WHEREAS, the Company and the undersigned parties desire to enter into this Agreement in order to amend, restate and replace their rights and obligations under the Prior Rights Agreement with the rights and obligations set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereby agree as follows:

1. INFORMATION RIGHTS.

1.1 Basic Financial Information. The Company covenants and agrees that, commencing on the date of this Agreement, (i) for so long as any Investor holds at least 4,000,000 shares of Series A Stock issued under the Series A Preferred Stock Purchase

Agreement, Series A-1 Stock issued under the Series A-1 Agreement, Series B Stock issued under the Series B Agreement, Series B-1 Stock issued under the Series B-1 Agreement, Series B-2 Stock issued under the Series B-2 Agreement, and/or the equivalent number (on an as-converted basis) of shares of Class A Common Stock, issued upon the conversion of such shares of Series A Stock, Series A-1 Stock, Series B Stock, Series B-1 Stock, or Series B-2 Stock, or otherwise issued to or acquired by (or issuable upon conversion or exercise of any warrant, right or other security that is issued to or otherwise acquired by) the Investors on or after the date hereof (the “Conversion Stock”), (ii) for so long as DST Global Limited (“DST”) holds at least 500,000 shares of Series B-1 Stock issued under the Series B-1 Agreement, and/or (iii) for so long as an Investor (x) holds at least 900,000 shares of Series C Preferred Stock, (y) is a Mutual Fund, or (z) is an Advisory Client of a Registered Investment Adviser which serves as the investment adviser set forth on Exhibit A hereto (or is an Advisory Client of a Registered Investment Adviser which is Controlled by or under common Control with such investment adviser) for any 1940 Act Investor(s) (each such Investor described in (i) through (iii), a “Major Investor”), the Company will:

(a) Annual Reports. Furnish to such Major Investor, as soon as practicable, and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, a consolidated balance sheet as of the end of such fiscal year, a consolidated statement of operations and a consolidated statement of cash flows of the Company and its subsidiaries for such year, setting forth in each case in comparative form the figures from the Company’s previous fiscal year (if any), prepared in accordance with generally accepted accounting principles and audited by a certified public accountant;

(b) Quarterly Reports. Furnish to such Major Investor as soon as practicable, and in any event within thirty (30) days after the end of each fiscal quarter of the Company (except the last quarter of the Company’s fiscal year), quarterly unaudited financial statements, including a balance sheet, a statement of operations and a statement of cash flows; and

(c) Monthly Reports. Use reasonable efforts to provide such Major Investor as soon as practicable after the end of each month (except the last month of the Company’s fiscal year), monthly unaudited financial statements, including a balance sheet, a statement of operations and a statement of cash flows, and such other financial metrics as the Board of Directors of the Company (the “Board”) deems appropriate.

(d) Delivery to 1940 Act Investors. The obligation to deliver reports, access or other information to Investors who are 1940 Act Investors pursuant to this Section 1.1 or otherwise in this Agreement shall be satisfied (if applicable) if such report, access or other information is delivered to the Registered Investment Adviser for such 1940 Act Investor set forth on Exhibit A hereto or the designated Registered Investment Adviser of any permitted transferee. Notwithstanding anything to the contrary in Section 1.3 below, the Registered Investment Adviser shall not provide any information delivered hereunder to any Advisory Client(s) that is not either a Mutual Fund or an Investor listed on Schedule 1.1(d) to this Agreement, without the prior written consent of the Company; such consent not to be unreasonably withheld, conditioned or delayed, except that the Company may condition such consent on such Advisory Client(s) entering into a non-disclosure agreement with the Company on substantially the same terms set forth in Section 1.4 below.

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For the purposes of this Agreement, “1940 Act Investor” means any Series C Investor (other than KPCB Holdings, Inc., as nominee) hereunder constituting (i) an investment company registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Mutual Fund”) or (ii) an advisory client (“Advisory Client”) of an investment adviser registered as such under the Investment Advisers Act of 1940, as amended (“Registered Investment Adviser”), and “Control” and any derivations thereof shall have the meaning set forth in Section 2(a)(9) of the 1940 Act.

1.2 Inspection Rights. The Company shall permit each Major Investor, at such Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Major Investor.

1.3 Confidentiality. Each Investor who receives information pursuant to this Section 1 agrees that, unless at such time such Investor (or in the case of a 1940 Act Investor, the Registered Investment Adviser (or a Registered Investment Adviser that is Controlled by or under common Control with such Registered Investment Adviser) of such 1940 Act Investor) is party to a then-binding non-disclosure agreement with the Company (an “Investor NDA”) (which in such case shall govern the confidentiality obligations of such Investor), such Investor will keep confidential and will not disclose, divulge or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), at all times until after such Investor can prove that such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 1.3 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company. Notwithstanding the foregoing, an Investor may disclose confidential information:

(a) to any of the Investor’s attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring the Investor’s investment in the Company and if such professionals are obligated to maintain the confidentiality of the same;

(b) to any prospective purchaser (to the extent the transfer to such purchaser would be permitted under the terms of the Bylaws of the Company and any applicable agreement between such Investor and the Company and the prospective purchaser would, if the sale were consummated, qualify as a Major Investor under Section 1.1 above) of any Registrable Securities from the Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 1.3;

(c) as may otherwise be required by law, if the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure; or

(d) if such Investor is a 1940 Act Investor, to its Registered Investment Adviser (if applicable), provided that such Registered Investment Adviser is party to a written non-disclosure agreement which prohibits disclosure of such information.

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1.4 Competitors. If the Board determines, in its sole discretion, that a Major Investor has invested, or is directly or indirectly assisting or supporting, in a material manner, a direct competitor of the Company, the only rights under this Section 1 that such Major Investor shall have shall be to receive audited annual financial statements if and when they are delivered to the other Major Investors; provided that members of the Board shall abstain from any vote as to whether an entity is a direct competitor of the Company if the outcome of such vote may affect such member’s, or such member’s affiliates’, rights under this Section 1. Notwithstanding the foregoing, a Major Investor may purchase and hold up to a ten percent (10%) interest in any publicly traded entity, including an entity that may compete directly with the Company, without reduction of its rights under Section 1 pursuant to this Section 1.4, subject to such investment being a passive investment where the Major Investor neither intends nor has the right to influence (other than through the voting of shares) or direct the operations or management of such publicly traded entity. Notwithstanding the foregoing, nothing in this Section 1.4 shall apply to Mutual Funds, any Investor set forth on Schedule 1.1(d), or their permitted transferees. The Company hereby confirms that none of (a) Facebook Inc., (b) Gaia Interactive, Inc. or (c) a gaming company primarily focused on users in the Russian Federation, Eastern Europe or the Commonwealth of Independent States are direct competitors. Notwithstanding anything to the contrary contained herein, the information rights of SOFTBANK CORP., its direct or indirect, wholly-owned subsidiaries, and the investment funds of which SOFTBANK CORP. or one or more of its wholly-owned subsidiaries is the investment advisor, managing member, general partner or entity performing a similar function (collectively, “SB”), as applicable, under Section 1 hereof shall not be available unless and until SOFTBANK CORP. and the Company enter into an agreement related to SB’s investment in (a) RockYou, Inc. and (b) RockYou Asia, Inc., and SB remains in compliance with the provisions thereof.

1.5 Termination of Certain Rights. The Company’s obligations under Sections 1.1 and 1.2 above will terminate upon the earliest to occur of the following:

(a) the closing of the first sale of securities of the Company to the public for the account of the Company pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “IPO”);

(b) the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

(c) the liquidation, dissolution or winding up of the Company or immediately prior to the consummation of an event described in Section 3.6 of Article V of the Company’s Thirteenth Amended and Restated Certificate of Incorporation, as amended from time to time (the “Restated Certificate”).

1.6 Termination of Investor’s Obligations. Each Investor’s obligations under Sections 1.3 and 1.4 above shall terminate on the later to occur of (i) the events described in Section 1.5(a)-(c) above, or (ii) such time as the Investor NDA terminates in accordance with its terms.

1.7 Records. The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein), and will set aside on its books all such

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proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

2. REGISTRATION RIGHTS.

2.1 Definitions. For purposes of this Section 2:

(a) Registration. The terms “register,” “registration” and “registered” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement.

(b) Registrable Securities. The term “Registrable Securities” means:

(i) any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Series A Stock issued under the Series A Agreement, Series A-1 Stock issued under the Series A-1 Agreement, Series B Stock issued under the Series B Agreement, Series B-1 Stock issued under the Series B-1 Agreement, Series B-2 Stock issued under the Series B-2 Agreement, or Series C Stock issued under the Series C Agreement, as such agreement may hereafter be amended from time to time, that are now owned or may hereafter be acquired by any Investor or any Investor’s permitted successors and assigns;

(ii) any other shares of Class A Common Stock issued to or otherwise acquired by (or issuable upon conversion or exercise of any warrant, right or other security that is issued to or otherwise acquired by) the Investors on or after the date hereof; and

(iii) any shares of Class A Common Stock issued (or issuable upon the conversion or exercise of any warrant, right or other security that is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Class A Common Stock described in clauses (i) and (ii) of this subsection (b); excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities with respect to which, pursuant to Section 2.11hereof, the holders are no longer entitled to registration rights pursuant to Sections 2.2, 2.3 or 2.4 hereof.

(c) Registrable Securities Then Outstanding. The number of shares of “Registrable Securities then outstanding” shall mean the number of shares of Class A Common Stock that are Registrable Securities that are then (1) issued and outstanding or (2) issuable pursuant to the exercise or conversion of then outstanding and then exercisable and qualifying options, restricted stock units, warrants or convertible securities.

(d) Holder. The term “Holder” means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities to whom rights set forth herein have been duly assigned in accordance with this Agreement; provided, however, that for purposes of this Agreement, a record holder of shares of Series A Stock and/or Series A-1 Stock and/or Series B Stock and/or Series B-1 Stock and/or Series B-2 Stock and/or Series C Stock convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; provided, further, that the Company shall in no event be obligated to

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register shares of Series A Stock, Series A-1 Stock Series B Stock, Series B-1 Stock, and/or Series B-2 Stock or Series C Stock, and that Holders of Registrable Securities will not be required to convert their shares of Series A Stock, Series A-1 Stock, Series B Stock, Series B-1 Stock, and/or Series B-2 Stock or Series C Stock into Class A Common Stock in order to exercise the registration rights granted hereunder until immediately before (but subject to) the closing of the offering to which the registration relates; and provided, further, that for purposes of Sections 2.9 and 3 of this Agreement, the term “Holder” includes Mark Pincus and any assignee of record of Mark Pincus’s Company Stock (as defined in Section 3.1) to whom his rights under Section 3 hereof have been duly assigned in accordance with this Agreement.

(e) Form S-3. The term “Form S-3” means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f) SEC. The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission.

2.2 Demand Registration.

(a) Request by Holders. If the Company shall receive at any time after the earlier of thirty-six (36) months after the date hereof, or one hundred eighty (180) days after the effective date of the IPO, a written request from the Holders of at least (i) a majority of the Registrable Securities then outstanding, and/or (ii) a majority of the Series C Stock then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within twenty (20) days after the receipt of such written request, give written notice of such request (the “Request Notice”) to all Holders, and effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2; provided that the Registrable Securities requested by all Holders to be registered pursuant to such request must either: (i) be at least 25% of all Registrable Securities then outstanding or (ii) have an anticipated aggregate public offering price of not less than $5,000,000 if such requested registration is the IPO.

(b) Underwriting. If the Holders initiating the registration request under this Section 2.2 (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in Section 2.2(a). In such event, the right of any Holder to include his, her, or its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. The Company shall not be required to include any securities of any Holder in such underwriting unless such Holder accepts the terms of the underwriting as

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agreed upon between the Company and the underwriters selected by it and enters into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

(c) Maximum Number of Demand Registrations. The Company is obligated to effect only one (1) such registration pursuant to each of this Section 2.2(a)(i) and (ii).

(d) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any consecutive twelve (12) month period.

(e) Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.2, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders, which may be counsel for the Company (but excluding underwriters’ discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it is declared effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) demand registration pursuant to this Section 2.2 (in which case such right shall be forfeited by all Holders of Registrable Securities); provided, however, that if at the time of such withdrawal, there shall have occurred a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such

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material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their demand registration rights pursuant to this Section 2.2.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 2.2 or Section 2.4 of this Agreement or to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form that does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If a registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities each such Holder has requested to be included in the registration; provided, however, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities included in any such registration is not reduced below fifteen percent (15%) of the shares included in the registration, except for a registration relating to the IPO, from which all Registrable Securities may be excluded as long as such registration does not include shares of any other selling stockholders. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable

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Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice, given in accordance with Section 6.1 hereof, to the Company and the underwriter, delivered at least twenty (20) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a nominee, venture capital or private equity fund, partnership, limited liability company, corporation or 1940 Act Investor, the principal of such Holder, or affiliated venture capital or private equity funds, partners, retired partners, members, retired members, stockholders or 1940 Act Investor (which shall include all 1940 Act Investors advised by a Registered Investment Adviser that is Controlled by or under common Control with such 1940 Act Investor’s Registered Investment Adviser), if applicable) of such Holder or such Holder’s principal, or the estates and family members of any such partners and retired partners or members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.3, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders, which may be counsel for the Company (but excluding underwriters’ discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.3 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will do the following:

(a) Notice. Promptly give written notice of the proposed registration and the Holder’s or Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities.

(b) Registration. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering;

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(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $6,000,000;

(iii) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any consecutive twelve (12) month period for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2.4;

(iv) if the Company has, within the consecutive twelve (12) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders pursuant to this Section 2.4; or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Expenses. Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 2.4 as soon as practicable after receipt of the request or requests of the Holders for such registration. The Company shall pay all expenses incurred in connection with the first two registrations requested pursuant to this Section 2.4, (excluding underwriters’ or brokers’ discounts and commissions), including without limitation all filing, registration and qualification, printers’ and accounting fees and the reasonable fees and disbursements of one (1) counsel for the selling Holder or Holders and counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders, which may be counsel for the Company. Each Holder participating in a registration pursuant to this Section 2.4 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering. All expenses incurred in connection with any subsequent registration requested pursuant to this Section 2.4 shall be borne by the Holders who participate in such registration on a pro rata basis according to the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective.

(d) Not Demand Registration. Form S-3 registrations shall not be deemed to be demand registrations as described in Section 2.2 above.

2.5 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, subject to the provisions of Section 2.5(g) below, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the

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Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and, in connection with any registration on Form S-3 pursuant to Section 2.4 above, use reasonable efforts to timely file all reports required under the Exchange Act in order to maintain the right to continue to use such Form and to maintain such registration in effect.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting hereby agrees to also enter into and perform its obligations under such an agreement.

(f) Use reasonable efforts to notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g) Notwithstanding any other provision of this Agreement, from and after the time a registration statement filed under this Section 2 covering Registrable Securities is declared effective, the Company shall have the right to suspend the registration statement and the related prospectus in order to prevent premature disclosure of any material non-public information related to corporate developments by delivering notice of such suspension to the Holders, provided, however, that the Company may exercise the right to such suspension only once in any consecutive twelve (12) month period and for a period not to exceed ninety (90) days. From and after the date of a notice of suspension under this Section 2.5(g), each Holder agrees not to use the registration statement or the related prospectus for resale of any Registrable Security until the earlier of (1) notice from the Company that such suspension has been lifted or (2) the ninetieth (90) day following the giving of the notice of suspension.

(h) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered

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under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(i) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

2.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the stockholders, partners, members, managers, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, the “Violations” and, individually, a “Violation”):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

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(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement.

The Company will reimburse each such Holder, partner, member, managers, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, within three months after a request for reimbursement has been received by the Company, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, stockholder, partner, officer, member, manager, director, underwriter or controlling person of such Holder.

(b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, members, managers, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner, member, manager, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration. Each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, member, manager officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; within three months after a request for reimbursement has been received by the indemnifying Holder, provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 2.8(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c) Notice. Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of

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the commencement thereof. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, but only to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) Contribution. If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by such indemnified party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Conflict with Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control.

(f) Survival. The obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

2.9 “Market Stand-Off” Agreement. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act; provided, however,

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that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen-day period beginning on the last day of the restricted period, and if the Company’s securities are listed on the Nasdaq Stock Market and Rule 2711 thereof applies, then the restrictions imposed by this Section 2.9 shall continue to apply until the expiration of the eighteen-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event shall the restricted period extend beyond two hundred fifteen (215) days after the effective date of the registration statement and the restrictions imposed by this Section 2.9 shall not apply unless all stockholders then holding more than one percent (1%) of the total equity of the Company on a fully diluted basis and all of the Company’s then-current executive officers and directors enter into similar agreements. Notwithstanding the foregoing, a Holder that is a 1940 Act Investor or one of its permitted transferees shall not be prohibited from selling, transferring or disposing of shares of stock purchased in connection with, or on the open market subsequent to, the IPO, nor shall any such holder be subject to the foregoing restrictions in a registered offering subsequent to the IPO.

For purposes of this Section 2.9, the term “Company” shall include any wholly owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within any reasonable timeframe so requested.

2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Class A Common Stock, the Company agrees to:

(a) Use reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) Use reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) So long as a Holder owns any Registrable Securities, use reasonable efforts to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or

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regulation of the SEC allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

(d) Use reasonable efforts to furnish to Holder forthwith, but in any event within five (5) business days following the receipt of a supportable request therefor, (i) unlegended stock certificates in connection with sales of Registrable Securities by a Holder pursuant to said Rule 144, or (ii) in the event that such request is made after the IPO, shall furnish to the Company’s transfer agent an opinion of counsel that such unlegended stock certificates may be issued.

2.11 Termination of the Company’s Obligations. The Company shall have no obligations pursuant to Sections 2.2 through 2.4 with respect to: (a) any request or requests for registration made by any Holder on a date more than two (2) years after the closing date of the IPO; or (b) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 2.2, 2.3 or 2.4 at the later of (x) eighteen months subsequent to the IPO or (y) such time as, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

3. RIGHT OF FIRST REFUSAL.

3.1 General. Mark Pincus (for so long as (i) he holds at least 2,000,000 shares of the Company’s Class B Common Stock, par value $0.0000125 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), and/or the equivalent number (accounting for the Class B Common Stock on an as-converted basis) of shares of Class A Common Stock and (ii) is serving as either an employee of the Company or a director of the Company), each Major Investor and any party to whom such Major Investor’s rights under this Section 3 have been duly assigned in accordance with Section 5.1(c) (each, a “Rights Holder”) has the right of first refusal to purchase such Rights Holder’s Pro Rata Share (as defined below and on an as-converted-to Class A Common Stock basis), of all (or any part) of any “New Securities” (as defined in Section 3.2) that the Company may from time to time issue after the date of this Agreement; provided, however, such Rights Holder shall have no right to purchase any such New Securities if the purchase (or offer of the right to purchase) would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale. A Rights Holder’s “Pro Rata Share” for purposes of this right of first refusal is the ratio of (a) the number of shares of Company Stock (as defined below) as to which such Rights Holder is the Holder (and/or is deemed to be the Holder), to (b) a number of shares of Class A Common Stock equal to the sum of (1) the total number of shares of Class A Common Stock then outstanding plus (2) the total number of shares of Class A Common Stock into which all then-outstanding shares of Preferred Stock are then convertible plus (3) the total number of shares of Class A Common Stock into which all then outstanding shares of the Company’s Class B Common Stock are then convertible plus (4) the number of shares of Class A Common Stock reserved for issuance upon the exercise or vesting of outstanding stock options, restricted stock units, warrants or other stock rights and/or the conversion of securities issuable upon the exercise or vesting of outstanding stock options, restricted stock units, warrants or other stock rights. The term “Company Stock” means (i) with respect to Mark Pincus, all shares of capital stock held or issuable upon the conversion or exercise of any warrant, right or other security that is held, including without limitation all classes of Common Stock and Preferred Stock, of the Company,

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by Mark Pincus and (ii) with respect to Rights Holders other than Mark Pincus, such Rights Holder’s Registrable Securities. Notwithstanding anything herein to the contrary, if the Company issues New Securities that are, or represent the right to receive, shares of Common Stock at a per-share purchase price of more than $0.112875 (as adjusted for any stock splits, combinations, stock dividends, recapitalizations or the like), then Mark Pincus’s Pro Rata Share of such New Securities shall equal the ratio of (a) one half (1/2) of the number of shares of Company Stock as to which he is the Holder (and/or is deemed to be the Holder), to (b) a number of shares of Class A Common Stock equal to the sum of (1) the total number of shares of Class A Common Stock then outstanding plus (2) the total number of shares of Class A Common Stock into which all then-outstanding shares of Preferred Stock are then convertible plus (3) the total number of shares of Class A Common Stock into which all then outstanding shares of Class B Common Stock are then convertible plus (4) the number of shares of Class A Common Stock reserved for issuance upon the exercise or vesting of outstanding stock options, restricted stock units, warrants or other stock rights and/or the conversion of securities issuable upon the exercise or vesting of outstanding stock options, restricted stock units, warrants or other stock rights.

3.2 New Securities. “New Securities” shall mean any Preferred Stock or Common Stock, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or Preferred Stock; provided, however, that the term “New Securities” does not include:

(a) any shares of Series C Stock issued under the Series C Agreement, as such agreement may be amended from time to time;

(b) shares of Class A Common Stock issued or issuable upon conversion of shares of Preferred Stock and/or Class B Common Stock that are currently outstanding or issued hereafter;

(c) 9,580,000 shares of Class A Common Stock (and/or warrants or other rights therefore) issued to KPCB Holdings, Inc, as nominee, or its designee;

(d) 3,884,120 shares of Class A Common Stock (and the warrant or other rights therefor) issuable upon the exercise of a warrant to purchase shares of Class A Common Stock issuable to a strategic partner of the Corporation.

(e) 86,856 shares of Class A Common Stock (and/or warrants or other rights therefor) issued to Allen & Company or its designee;

(f) shares of Common Stock (and/or options, restricted stock units, warrants or rights therefor) granted or issued hereafter to employees, officers, directors, contractors, consultants, or advisors of the Company or any Subsidiary pursuant to incentive agreements, stock purchase or stock option plans, stock bonuses or awards, warrants, contracts or other compensatory arrangements that are approved by the Board;

(g) shares of Common Stock or Preferred Stock (and/or options, restricted stock units, warrants or rights therefor) issued pursuant to any strategic transaction (other than any transaction described in (i) below) entered into for primarily non-equity financing purposes, provided that any such arrangement is approved by the Board and by the

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vote of holders of a majority of the then-outstanding Preferred Stock, voting together as a single class on an as-converted to Class A Common Stock basis;

(h) shares of Common Stock or Preferred Stock (and/or options, restricted stock units, warrants or rights therefor) issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution, provided that any such arrangement is approved by the Board;

(i) shares of Common Stock or Preferred Stock (and/or options, restricted stock units, warrants or rights therefore) issued for consideration other than cash pursuant to any merger, consolidation, acquisition, joint venture or similar business combination, provided that any such arrangement is approved by the Board;

(j) shares of Common Stock or Preferred Stock issuable upon exercise or settlement of any options, restricted stock units, warrants or rights to purchase any securities of the Company outstanding as of the date of this Agreement and any securities issuable upon the conversion thereof;

(k) shares of the Company’s capital stock issued in connection with any stock split, stock dividend, recapitalization or similar event;

(l) shares of Common Stock issued or issuable in a public offering prior to or in connection with which all outstanding shares of Preferred Stock will be converted to Common Stock pursuant to the terms of the Restated Certificate; and

(m) shares of Common Stock or Preferred Stock (and/or options, restricted stock units, warrants or rights therefor) issued or issuable hereafter that are approved by the vote of holders of a majority of the then-outstanding Preferred Stock, voting together as a single class, as being excluded from the definition of “New Securities” under this Section 3.2.

3.3 Procedures. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to each Rights Holder a written notice of its intention to issue New Securities (the “Notice”), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities given in accordance with Section 6.1 hereof. Each Rights Holder shall have ten (10) business days from the date such Notice is effective, as determined pursuant to Section 6.1 hereof based upon the manner or method of notice, to agree in writing to purchase such Rights Holder’s Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder’s Pro Rata Share). If any Rights Holder fails to so agree in writing within such ten (10) business-day period to purchase such Rights Holder’s full Pro Rata Share of an offering of New Securities (a “Nonpurchasing Holder”), then such Nonpurchasing Holder shall forfeit the right hereunder to purchase that part of such Rights Holder’s Pro Rata Share of such New Securities that he, she or it did not so agree to purchase and the Company shall promptly give each Rights Holder who has timely agreed to purchase such Rights Holder’s full Pro Rata Share of such offering of New Securities (a “Purchasing Holder”) written notice of the failure of any Nonpurchasing Holder to purchase such Nonpurchasing Rights Holder’s full Pro Rata Share of such offering of New Securities (the “Overallotment Notice”). Each Purchasing Holder shall have a right of overallotment such that such Purchasing Holder may

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agree to purchase a portion of the Nonpurchasing Holders’ unpurchased Pro Rata Shares of such offering on a pro rata basis according to the relative Pro Rata Shares of the Purchasing Rights Holders, at any time within five (5) business days after receiving the Overallotment Notice.

3.4 Failure to Exercise. In the event that the Rights Holders fail to exercise in full the right of first refusal within the applicable periods set forth in Section 3.3, then the Company shall have ninety (90) days thereafter to sell the New Securities with respect to which the Rights Holders’ rights of first refusal hereunder were not exercised, at a price and upon general terms not more favorable to the purchasers thereof than specified in the Company’s Notice to the Rights Holders. In the event that the Company has not issued and sold the New Securities within such 90-day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holders pursuant to this Section 3.

3.5 Termination. This right of first refusal shall terminate upon the earliest to occur of the following:

(a) immediately prior to but subject to the closing of the IPO;

(b) the liquidation, dissolution or winding up of the Company or immediately prior to the consummation of an event described in Section 3.6 of Article V of the Restated Certificate;

(c) with respect to Mark Pincus, on the first date he (i) no longer holds at least 2,000,000 shares of Class B Common Stock and/or the equivalent number (accounting for the Class B Common Stock on an as-converted basis) of shares of Class A Common Stock and (ii) does not serve as an employee of the Company or a director of the Company; or

(d) with respect to Rights Holders other than Mark Pincus, on the date that such Rights Holder is no longer a Major Investor.

3.6 Sale Without Notice. In lieu of giving notice to the Rights Holders prior to the issuance of New Securities as provided in Section 3.3, the Company, with the prior written consent of the Major Investors holding shares of Series A Stock, Series A-1 Stock, Series B Stock, Series B-1 Stock, Series B-2 Stock, Series C Stock and/or Conversion Stock representing and/or convertible into a majority of all the Investors’ Shares (as defined below), voting together as a single class on an as-converted basis, may elect to give notice to the Rights Holders within fifteen (15) days after the issuance of New Securities. Such notice shall describe the type, price and terms of the New Securities. Each Rights Holder shall have ten (10) business days from the date such notice is effective, as determined pursuant to Section 6.1 hereof based upon the manner or method of notice, to agree in writing to purchase such Rights Holder’s Pro Rata Share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder’s Pro Rata Share). The rights of overallotment purchases and the terms of overallotment purchases set forth in Section 3.3 will apply to any sale of New Securities under this Section 3.6 as well. The closing of the sale under this Section 3.6 shall occur within thirty (30) days of the date of notice to the Rights Holders under this Section 3.6.

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3.7 Waiver of Right of First Refusal. The undersigned Prior Investors and Mark Pincus hereby waive (on behalf of themselves and all other Prior Investors) all rights of first refusal under Section 3 of the Prior Rights Agreement with respect to the sale and issuance by the Company of the Series C Stock pursuant to the Series C Agreement (and any Common Stock issuable upon the conversion thereof). The undersigned Prior Investors and Mark Pincus also hereby waive (on behalf of themselves and all other Prior Investors) any notice period required under Section 3 of the Prior Rights Agreement with respect to the sale and issuance by the Company of the Series C Stock pursuant to the Series C Agreement (and any Common Stock issuable upon the conversion thereof).

4. COVENANTS OF THE COMPANY.

4.1 The Company covenants and agrees that, so long as at least eight million (8,000,000) shares of Preferred Stock remain outstanding, the Company shall not, except (i) in connection with any any merger, consolidation, acquisition, joint venture or similar business combination, or (ii) with the unanimous approval of the Board, grant shares of restricted Common Stock (and/or options, restricted stock units, warrants or rights for the purchase of Common Stock) to any employee, officer, director, consultant or other service provider to the Company that vest, or could vest upon the occurrence of one or more events, at a rate faster than the following: twenty-five percent (25%) of the shares vest on the one-year anniversary of the date on which vesting commenced and the remainder vests in equal monthly installments over the following thirty-six (36) months. Furthermore, all such shares of restricted Common Stock granted to any employee, officer, director, consultant or other service provider to the Company (including all shares issuable on exercise of any such options, restricted stock units, warrants and rights for the purchase of Common Stock) that are unvested shall be subject to a repurchase option in favor of the Company, which repurchase option shall provide that, upon termination of the employment of the stockholder, with or without cause, the Company or its assignees (to the extent permissible under applicable securities laws) retains the right to repurchase at cost any such unvested shares.

4.2 The Company covenants that it will use commercially reasonable efforts to ensure that, at all times on or after the date of this Agreement, all outstanding shares of Common Stock and Preferred Stock, and all shares of Common Stock and Preferred Stock issuable upon the exercise or conversion of outstanding options, restricted stock units, warrants or other exercisable or convertible securities are subject to a market standoff or “lockup” agreement of not less than 180 days following the Company’s initial public offering, with customary extensions of the lockup period.

4.3 The Company will not grant accelerated vesting of any shares of restricted Common Stock (or any options, restricted stock units, warrants or rights for the purchase of Common Stock) held by any employee, officer, director, consultant or other service provider to the Company without the express approval of the Board, including at least one of the directors elected solely by the holders of Preferred Stock (each such director, a “Preferred Director”), set forth in the minutes of the Board or a written consent of the Board; provided, however, that, without any such consent of a Preferred Director, the Board may grant accelerated vesting (i) to those persons who are entitled to acceleration of (a) 25% of the then-unvested shares held by each such holder on the consummation of an event described in Section 3.6 of Article V of the Restated Certificate and/or (b) an additional 25% of the then-unvested shares held by each such

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holder on involuntary termination without “cause” or voluntary termination for “good reason” within 12 months after an event described in Section 3.6 of Article V of the Restated Certificate ((a) and (b) together, the “Standard Acceleration Terms”) pursuant to agreements between them and the Company outstanding as of the date of this Agreement and (ii) those persons who may execute agreements with the Company containing the Standard Acceleration Terms after the date hereof, provided that such agreements are approved by the Board.

For purposes of this Section 4.3, (i) “cause” means an employee’s termination because of (A) any willful, material violation by such employee of any law or regulation applicable to the business of the Company, such employee’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by such employee of a common law fraud; (B) such employee’s commission of an act of personal dishonesty that involves personal profit in connection with the Company or any other entity having a business relationship with the Company; (C) any material breach by such employee of any provision of any agreement or understanding between the Company and such employee regarding the terms of such employee’s service as an employee, officer, director or consultant to the Company, including without limitation, the willful and continued failure or refusal of such employee to perform the material duties required of such employee as an employee, officer, director or consultant of the Company, other than as a result of having a disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and such employee; (D) such employee’s disregard of the policies of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company; or (E) any other misconduct by such employee that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company; and (ii) “good reason” for an employee’s voluntary termination shall be deemed to exist as the result of (A) a reduction in such employee’s annual base salary or a material reduction by the Company in such employee’s medical, dental, insurance, short- and long-term disability insurance and 401(k) retirement plan benefits (collectively, the “Employee Benefits”) to which such employee is entitled immediately prior to such reduction with the result that such employee’s overall Employee Benefits package is significantly reduced (other than (1) in connection with a general decrease in the salary or Employee Benefits of all similarly situated employees and (2) in connection with an event described in Section 3.6 of Article V of the Restated Certificate to the extent necessary to make such employee’s salary or Employee Benefits commensurate with those of other employees of the Company or its successor entity or parent entity who are similarly situated with such employee following such event); or (B) the requirement by the Company that such employee relocate his or her principal place of employment to a location that has the effect of increasing such employee’s commute to more than fifty (50) miles. All references to the Company in the foregoing definitions of “cause” and “good reason” shall include parent, subsidiary, affiliate and successor entities of the Company.

4.4 The Company will cause each person now or hereafter employed by it or by any subsidiary with access to confidential information and/or trade secrets to enter into a customary invention assignment and confidentiality agreement or an employment or consulting agreement containing substantially similar terms. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any such agreement between the Company and any employee to make such agreement materially less favorable to the Company, without the consent of the Board.

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5. ASSIGNMENT AND AMENDMENT.

5.1 Assignment. Notwithstanding anything herein to the contrary:

(a) Information Rights. The rights of a Major Investor under Section 1 may be assigned only to (i) an Affiliate (as defined below) of any Major Investor, (ii) a party who acquires from a Major Investor (or a Major Investor’s permitted assigns), pursuant to the last paragraph of Section 4.7 of the Series B-2 Agreement, at least 4,000,000 shares of Series A Stock, Series A-1 Stock, Series B Stock, Series B-1 Stock, and Series B-2 Stock and/or an equivalent number (on an as-converted to Class A Common Stock basis) of shares of Conversion Stock, or (iii) a party who acquires from a 1940 Act Investor (or a 1940 Act Investor’s permitted assigns), any shares of Series C Stock or Conversion Stock solely to the extent such acquiring party is (A) a Mutual Fund, (B) an Advisory Client of a Registered Investment Adviser which serves as the investment adviser set forth on Exhibit A hereto (or a Registered Investment Adviser that is Controlled by or under common Control with such investment adviser) for any 1940 Act Investor(s); provided that such Registered Investment Adviser shall be the recipient of such information, or (C) a transferee of a 1940 Act Investor permitted under the Company’s Bylaws who acquires at least nine hundred thousand (900,000) shares of Series C Stock and/or an equivalent number (on an as-converted to Class A Common Stock basis) of shares of Conversion Stock. An “Affiliate” means (x) with respect to any transferring 1940 Act Investor, any recipient 1940 Act Investor that is advised by a Registered Investment Adviser that is Controlled by or under common Control with, the Registered Investment Adviser of such transferring 1940 Act Investor set forth on Exhibit A hereto, (y) with respect to a direct or indirect, wholly-owned subsidiary of SOFTBANK CORP., of SOFTBANK CORP., or (z) with respect to any other Investor, a principal or a direct, or indirect, wholly-owned, controlled venture capital fund or subsidiary of the entity specified or such entity’s principal.

(b) Registration Rights. The registration rights of a Holder under Section 2 may be assigned only to: (i) an Affiliate, partner, retired partner, member, retired member, stockholder or retired stockholder of the Holder or such Holder’s principal; (ii) a family member of the Holder or such Holder’s principal, or a trust for the benefit of any individual Holder or such Holder’s principal or Holder’s family member(s) or family member(s) of such Holder’s principal; or (iii) a party who acquires at least eight hundred thousand (800,000) shares of Registrable Securities (or all shares held by the transferor if less).

(c) Refusal Rights. The rights of a Rights Holder, including without limitation Mark Pincus’s rights, under Section 3 may be assigned only to (i) an Affiliate of the Rights Holder or the Rights Holder’s principal; (ii) in the case of Mark Pincus, (1) his spouse, his siblings, the siblings of his spouse or any of his lineal ancestors or descendants or (2) a trust for the benefit of Mark Pincus, his spouse, his siblings, the siblings of his spouse or any of his lineal ancestors or descendants; (iii) a party who acquires from a Rights Holder (or a Rights Holder’s permitted assigns) at least 4,000,000 shares of Series A Stock, Series A-1 Stock, Series B Stock, Series B-1 Stock, Series B-2 Stock and/or an equivalent number (on an as-converted to Class A Common Stock basis) of shares of Conversion Stock, or (iv) a party who acquires from a Rights Holder (or a Rights Holder’s permitted assigns) at least nine hundred thousand (900,000) shares of Series C Stock and/or an equivalent number (on an as-converted to Class A Common Stock basis) of shares of Conversion Stock.

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No party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; provided, further, that any such assignee of such rights is not deemed by the Board, in its reasonable judgment, to be a direct competitor of the Company; and provided, further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 5 and must execute and deliver a counterpart or addendum to this Agreement manifesting their consent to be bound by the terms of this Agreement prior to any transfer of rights hereunder.

5.2 Amendment and Waiver of Rights. Any provision of this Agreement may be amended or terminated and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors (and/or any of their permitted successors or assigns) holding shares of Series A Stock, Series A-1 Stock, Series B Stock, Series B-1 Stock, Series B-2 Stock, Series C Stock and/or Conversion Stock representing and/or convertible into a majority of all the Investors’ Shares (as defined below); provided, however, that Mark Pincus’s rights under Section 3 hereof may not be amended or terminated without Mark Pincus’s written consent; provided, further, that no provision of this Agreement may be amended or terminated, or the observance thereof waived, without the written consent of the Investor whose rights under this Agreement are affected differently by such amendment or waiver than those of other Investors; provided, however, that the specific demand registration rights of the Holders of Series C Preferred Stock hereunder may not be amended in a manner that would be adverse to such Holders or terminated without the written consent of Holders holding shares of Series C Stock representing a majority of all the Series C Stock then held by all Holders; provided, further, if an amendment or waiver disproportionately adversely affects the obligations or rights of a group of Investors in relation to other Investors, then such amendment or waiver shall require the written consent of Investors representing at least a majority of the outstanding Preferred Stock or Conversion Stock then held by the Investors so affected (it being understood that the proportionality and magnitude of such effect will be determined without regard to relative share ownership); and provided, further, that for any issuance of New Securities the Major Investors (and/or any of their permitted successors or assigns) holding a majority of the shares of Company Stock held by all Major Investors may waive any notice under Section 3 as to all Rights Holders and may waive the rights of first refusal under Section 3 in whole or in part as to all Rights Holders (including without limitation, Mark Pincus). As used herein, the term “Investors’ Shares” shall mean the shares of Series A Stock issued under the Series A Agreement and/or Series A-1 Stock issued under the Series A-1 Agreement and/or Series B Stock issued under the Series B Agreement, Series B-1 Stock issued under the Series B-1 Agreement, Series B-2 Stock issued under the Series B-2 Agreement, Series C Stock issued under the Series C Agreement plus all then-outstanding shares of Conversion Stock. Any amendment, termination or waiver effected in accordance with this Section 5.2 shall be binding upon each Investor, each Holder, each permitted successor, transferee, or assignee of such Investor or Holder, Mark Pincus and the Company.

6. GENERAL PROVISIONS.

6.1 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following:

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(i) at the time of personal delivery, if delivery is in person; (ii) when sent by electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) five (5) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number as follows, or at such other address, electronic mail address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows or as such party may designate by ten (10) days’ advance written notice to the other parties hereto:

(a) if to an Investor or Mark Pincus, at such party’s address as set forth on Exhibit A

(b) if to the Company, marked “Attention: General Counsel” at:

Zynga Inc.

444 De Haro Street

Suite 132

San Francisco, CA 94107

Email: legal@zynga.com

with a copy (which shall not constitute notice) to

Jones Day

1755 Embarcadero Road

Palo Alto, CA 94303

Attention: Timothy Curry, Esq.

Facsimile: (650) 739-3900

Email: tcurry@jonesday.com

(c) if to Mark Pincus, to:

Mark Pincus

c/o Zynga Inc.

444 De Haro Street

Suite 132

San Francisco, CA 94107

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6.2 Entire Agreement. This Agreement and the documents referred to herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

6.3 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

6.4 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then all parties agree to substitute such provision(s) through good faith negotiations.

6.5 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

6.6 Successors and Assigns. Subject to the provisions of Section 5.1, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

6.7 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “Sections” and “Exhibits” will mean “sections” of this Agreement and “exhibits” hereto.

6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

6.9 Costs and Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and reasonable attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

6.10 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of any class or series, then, upon the occurrence of any subdivision, combination, or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall

25

automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.

6.11 Aggregation of Stock. For purposes of Sections 1 (including the definition of Major Investor), 3 and 5.1, all shares held or acquired by affiliated entities or persons (including the principals of an Investor or a Holder, affiliated 1940 Act Investors or, if applicable, 1940 Act Investors advised by a Registered Investment Adviser that is Controlled by or under common Control with the Registered Investment Adviser of such 1940 Act Investor) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

6.12 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

6.13 Facsimile Signatures. This Agreement may be executed and delivered by facsimile or other electronic means and upon such delivery the facsimile or other electronically delivered signature will be deemed to have the same effect as if the original signature had been delivered to the other party. The original signature copy shall be delivered to the other party by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Agreement.

6.14 Prior Rights Agreement Superseded. Pursuant to Section 5.2 of the Prior Rights Agreement, the undersigned parties who are parties to such Prior Rights Agreement hereby restate the Prior Rights Agreement to read in its entirety as set forth in this Agreement, such that the Prior Rights Agreement is hereby terminated and entirely replaced and superseded by this Agreement.

6.15 Massachusetts Business Trust.

(a) A copy of the Agreement and Declaration of Trust of Fidelity Contrafund and Fidelity Advisor New Insights Fund (collectively, the “Fidelity Investors”) is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of the Fidelity Investors or any affiliate thereof as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of the Fidelity Investors or any affiliate thereof individually but are binding only upon such Investor or any affiliate thereof and its assets and property.

(b) Certain other Investors are also Massachusetts Business Trusts. A copy of the Agreement and Declaration of Trust of each such Investor is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of each such Investor as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of any such Investor individually but are binding only upon each such Investor and its assets and property.

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6.16 Additional Parties. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series C Stock after the date hereof, as a condition to the issuance of such shares the Company shall require that any purchaser of shares of Series C Stock become a party to this Agreement by executing and delivering a counterpart signature page hereto agreeing to be bound by and subject to the terms of this Agreement as an Investor. Each such person shall thereafter be deemed an Investor for all purposes under this Agreement and notwithstanding anything to the contrary contained herein, the Company shall update relevant Schedules to include such additional Investor without requiring notice to or consent of any party.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

ZYNGA INC.

By:	/s/ Mark Pincus
Name:	Mark Pincus
Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

HOLDER:

/s/ Mark Pincus
MARK PINCUS

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

AVALON VENTURES VIII, LP

By:	Avalon Ventures VIII GP, LLC
Its:	General Partner

By:	/s/ Rich Levandov
Name:	Rich Levandov
Title:	Managing Member

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

DST GLOBAL LIMITED

By:	/s/ Sean Hogan
Name:	Sean Hogan
Title:	Director

DIGITAL SKY TECHNOLOGIES LTD.

By:
Name:
Title:

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

DST GLOBAL LIMITED

By:
Name:
Title:

DIGITAL SKY TECHNOLOGIES LTD.

By:	/s/ Alexander Tamas
Name:	Alexander Tamas
Title:	Managing Director

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

FOUNDRY VENTURE CAPITAL 2007 L.P.

By:	Foundry Venture 2007, LLC, its general partner

By:	/s/ Bradley A. Feld
Name:	Bradley A. Feld
Title:	Manager

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

INSTITUTIONAL VENTURE PARTNERS XII, L.P.

By:	Institutional Venture Management XII LLC
Its:	General Partner

By:	/s/ J. Sanford Miller
Managing Director
J. Sanford Miller

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

UNION SQUARE VENTURES 2004, L.P.

By: Union Square GP 2004, L.L.C.

By:	/s/ Fred Wilson
Name:	Fred Wilson
Title:	Managing Member

UNION SQUARE PRINCIPALS 2004, L.L.C.

By:	/s/ Fred Wilson
Name:	Fred Wilson
Title:	Managing Member.

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

KPCB HOLDINGS, INC., AS NOMINEE

By:	/s/ Eric J. Keller
Name:	Eric J. Keller
Title:	President

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR: T. ROWE PRICE ASSOCIATES, INC., INVESTMENT ADVISER, FOR AND ON BEHALF OF THE ADVISORY CLIENTS ON ATTACHMENT A, LISTED BELOW:

T. Rowe Price New America Growth Fund;
T. Rowe Price New America Growth Portfolio;

(each such advisory client, an “Investor”)

By:	/s/ Paul R. Bartolo
Name:	Paul Bartolo
Title:	Vice President

INVESTOR: T. ROWE PRICE ASSOCIATES, INC., INVESTMENT ADVISER, FOR AND ON BEHALF OF THE ADVISORY CLIENTS ON ATTACHMENT A, LISTED BELOW:

T. Rowe Price Global Technology Fund, Inc.; TD Mutual Funds – TD Science & Technology Fund;

(each such advisory client, an “Investor”)

By:	/s/ Henry M. Ellenbogen
Name:	Henry M. Ellenbogen
Title:	Vice President

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR: T. ROWE PRICE ASSOCIATES, INC., INVESTMENT ADVISER, FOR AND ON BEHALF OF THE ADVISORY CLIENTS ON ATTACHMENT A, LISTED BELOW:

T. Rowe Price Growth Stock Fund, Inc.;

JNL Series Trust – JNL/T. Rowe Price Established Growth Fund;

ING Partners, Inc. – ING T. Rowe Price Growth

Equity Portfolio;

Metropolitan Series Fund, Inc. – T. Rowe Price

Large Cap Growth Portfolio;

Lincoln Variable Insurance Products Trust – LVIP — T. Rowe Price Growth Stock Fund;

Conagra Foods, Inc. – Large Cap Diversified

Growth;

T. Rowe Price Growth Stock Trust;

East Bay Municipal Utility District – Domestic;

Advantus – Minnesota Life Insurance Co. Growth Stock;

NFL Player Second Career Savings Plan;

Prudential Retirement Insurance & Annuity Co.;

(each such advisory client, an “Investor”)

By:	/s/ Paul R. Bartolo
Name:	Paul R. Bartolo
Title:	VP

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR: T. ROWE PRICE ASSOCIATES, INC., INVESTMENT ADVISER, FOR AND ON BEHALF OF THE ADVISORY CLIENTS ON ATTACHMENT A, LISTED BELOW:

T. Rowe Price Institutional Large-Cap Growth

Fund;

Operating Engineers Local #18 – LCG;

Caterpillar Master Pension Trust;

Caterpillar, Inc. Veba Trust;

Caterpillar Investment Trust;

Invensys, Inc. 401K Plan;

Union Pacific Corporation;

Harris Corporation – Large Cap Growth;

Sears 401K Savings Plan;

Xerox Corporation;

Nextera Energy Inc. Employee Pension Plan – LCG;

Nextera Energy Inc. Bargaining Unit Employee

Savings Plan;

BAE Systems;

Lyondell Petrochemical Company;

National Rural Electric Cooperative Association;

USG Corporation Retirement Plan Trust;

Monsanto Company Savings and Investment Plan;

T. Rowe Price U.S. Equities Trust;

(each such advisory client, an “Investor”)

By:	/s/ Robert W. Sharps
Name:	Robert W. Sharps
Title:	Vice President

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR: THE UNIVERSAL INSTITUTIONAL FUNDS, INC. – MID CAP GROWTH PORTFOLIO

By:	Morgan Stanley Investment Management Inc.
Its:	Investment Manager

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

INVESTOR: MORGAN STANLEY MID CAP GROWTH FUND

By:	Morgan Stanley Investment Advisors Inc.
Its:	Investment Adviser

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR: MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES – MID CAP GROWTH PORTFOLIO

By:	Morgan Stanley Investment Advisors Inc.
Its:	Investment Adviser

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

INVESTOR: MORGAN STANLEY INSTITUTIONAL FUND TRUST - MID CAP GROWTH PORTFOLIO

By:	Morgan Stanley Investment Management Inc.
Its:	Investment Adviser

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR: ALLIANZ VARIABLE INSURANCE TRUST – AZL MORGAN STANLEY MID CAP GROWTH FUND

By:	Morgan Stanley Investment Management Inc.
Its:	Sub-Adviser

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

INVESTOR: EQUITABLE ADVISORS TRUST – EQ/MORGAN STANLEY MID-CAP GROWTH PORTFOLIO

By:	Morgan Stanley Investment Management Inc.
Its:	Sub-Adviser

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR: TRANSAMERICA FUNDS – TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH

By:	Morgan Stanley Investment Management Inc.
Its:	Sub-Adviser

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

INVESTOR: LAWRENCIUM ATOLL INVESTMENTS LTD

By:	Morgan Stanley Investment Management Inc.
Its:	Investment Manager

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR: MET INVESTOR SERIES TRUST- MORGAN STANLEY MID CAP GROWTH PORTFOLIO

By:	Morgan Stanley Investment Management Inc.
Its:	Sub-Adviser

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

INVESTOR: TRANSAMERICA SERIES TRUST – TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH VP

By:	Morgan Stanley Investment Management Inc.
Its:	Sub-Adviser

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR: VALIC COMPANY I – MID CAP STRATEGIC GROWTH FUND

By:	Morgan Stanley Investment Management Inc.
Its:	Sub-Adviser

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:
FIDELITY CONTRAFUND: FIDELITY CONTRAFUND

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR:
FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR: JANUS INVESTMENT FUND ON BEHALF OF ITS SERIES, JANUS TWENTY FUND

By:	Janus Capital Management LLC
Its:	Investment Adviser

By:	/s/ Ron Sachs
Name:	Ron Sachs
Title:	Vice President

INVESTOR: JANUS INVESTMENT FUND ON BEHALF OF ITS SERIES, JANUS FUND

By:	Janus Capital Management LLC
Its:	Investment Adviser

By:	/s/ Jonathan Coleman
Name:	Jonathan Daniel Coleman
Title:	Executive Vice President, Co-Chief Investment Officer

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR: JANUS INVESTMENT FUND ON BEHALF OF ITS SERIES, JANUS FORTY FUND

By:	Janus Capital Management LLC
Its:	Investment Adviser

By:	/s/ Ron Sachs
Name:	Ron Sachs
Title:	Vice President

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR: CAPITAL WORLD INVESTORS on behalf of : The Growth Fund of America, Inc.; New Perspective Fund, Inc. ; American Funds Insurance Series - Growth Fund; (each such fund, an “Investor”

By:	/s/ Michael J. Downer
Name:	Michael J. Downer
Title:	Senior Vice President and Secretary, Capital Research and Management Company

[SIGNATURE PAGE TO ZYNGA INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

Schedule of Investors

Google Inc.

1600 Amphitheatre Parkway

Mountain View, CA 94043

Attention: David Lawee

SOFTBANK CORP.

1-9-1 Higashi-Shirnbashi

Minato-ku, Tokyo 105-7303

Japan

DAG Ventures IV, L.P.

251 Lytton Avenue, Suite 200

Palo Alto, CA 94301

DAG Ventures IV-QP, L.P.

251 Lytton Avenue, Suite 200

Palo Alto, CA 94131

SB Asia Pacific Investments Limited

Ugland House, P.O. Box 309

George Town, Grand Cayman

Cayman Islands

With a copy (which shall not constitute notice) to

Sullivan & Cromwell LLP

1870 Embarcadero Road

Palo Alto, CA 94303

Attn: John L. Savva

Fax: (650) 461-5700

Mail.ru Group Limited

c/o Tulloch & Co - Attn: Alastair Tulloch

4 Hill Street

London, W1J 5NE

United Kingdom

DST Global Limited

c/o Tulloch & Co - Attn: Alastair Tulloch

4 Hill Street

London, W1J 5NE

United Kingdom

KPCB Holdings, Inc., as nominee

c/o Kleiner Perkins Caufield & Byers

2750 Sand Hill Road

Menlo Park, CA 94025

Attention: Bing Gordon

With a copy to (which shall not constitute the giving of notice):

Sayre E. Stevick

Fenwick & West LLP

801 California Street

Mountain View, CA 94041

Institutional Venture Partners XII, L.P.

3000 Sand Hill Road

Building 2, Suite 250

Menlo Park, CA 94025

Union Square Ventures 2004, LP

Union Square Principals 2004, LLC

915 Broadway

Suite 1408

New York, NY 10010

PG Ventures, Inc.

75 Rockefeller Plaza – 23rd Floor

New York, NY 10019

Foundry Venture Capital 2007, L.P.

1050 Walnut Street, Suite 210

Boulder, CO 80302

Theodore H. Pincus Declaration of

Trust Dated June 10, 1992

c/o Theodore H. Pincus

400 East Ohio Street, East Penthouse

Chicago, IL 60611

Reid Hoffman and Michelle Yee, Trustees of the

Reid Hoffman and Michelle Yee Living Trust

dated October 27, 2009

800 Highschool Way #310

Mountain View, CA 94041

Paul Martino

146 Beverly Street

Mountain View, CA 94043

The D’Anconia Trust

c/o Russell Anweiler

PO Box 475665

San Francisco, CA 94147-5665

Avalon Ventures VIII, LP

888 Prospect Street

Suite 320

La Jolla, CA 92037

Gary Leff

1720 N. Larrabee Street

Chicago, IL 60614

Tiger Global Private Investment Partners V, L.P.

101 Park Avnue, 48th Floor

New York, NY 10178

Silver Lake Partners III, L.P.

2775 Sand Hill Road, Suite 100

Menlo Park, CA 94025

Silver Lake Technology Investors III, L.P.

2775 Sand Hill Road, Suite 100

Meno Park, CA 94025

The Universal Institutional Funds, Inc. – Mid Cap Growth Portfolio;

Morgan Stanley Institutional Fund Trust–Mid Cap Growth Portfolio;

Allianz Variable Insurance Trust – AZL Morgan Stanley Mid Cap Growth Fund;

Equitable Advisors Trust – EQ/Morgan Stanley Mid-Cap Growth Portfolio;

Transamerica Funds – Transamerica Morgan Stanley Mid-Cap Growth;

Lawrencium Atoll Investments Ltd.;

Met Investor Series Trust- Morgan Stanley Mid Cap Growth Portfolio;

Transamerica Series Trust – Transamerica Morgan Stanley Mid-Cap Growth VP;

Valic Company I – Mid Cap Strategic Growth Fund;

c/o Morgan Stanley Investment Management Inc.

522 Fifth Avenue (investment adviser to such Investors)

New York, New York 10036

Attention: Sandeep Chainani

Copy to Joseph Benedetti

Morgan Stanley Mid Cap Growth Fund;

Morgan Stanley Select Dimensions Investment Series – Mid Cap Growth Portfolio;

c/o Morgan Stanley Investment Advisors Inc.

(investment adviser to such Investors)

522 Fifth Avenue

New York, New York 10036

Attention: Sandeep Chainani

Copy to Joseph Benedetti

Janus Twenty Fund;

Janus Fund;

Janus Forty Fund;

c/o Janus Capital Management LLC (investment adviser to such Investors)

151 Detroit Street

Denver, CO 80206

Attn: General Counsel

Fidelity Contrafund: Fidelity Contrafund

c/o Fidelity Investments

82 Devonshire Street, VI3H

Boston, MA 02109

Attn: Andrew Boyd

With a copy to:

H. David Henken, Esq.

Goodwin Procter LLP

Exchange Place

Boston, MA 02109

Fidelity Contrafund: Fidelity Advisor New

Insights Fund

c/o Fidelity Investments

82 Devonshire Street, V13H

Boston, MA 02109

Attn: Andrew Boyd

With a copy to:

H. David Henken, Esq.

Goodwin Procter LLP

Exchange Place

Boston, MA 02109

Fidelity Management and Research Company

serves as the investment adviser to both Fidelity

Contrafunds listed above.

The Growth Fund of America, Inc.;

New Perspective Fund, Inc.;

American Funds Insurance Series-Growth Fund;

c/o Capital World Investors, a division of Capital

Research and Management Company (investment adviser to such Investors)

333 South Hope Street

53rd Floor

Los Angeles, CA 90071

Attn: Michael Triessl / Don Rolfe

T. Rowe Price New America Growth Fund;

T. Rowe Price New America Growth Portfolio;

T. Rowe Price Growth Stock Fund, Inc.;

JNL Series Trust – JNL/T. Rowe Price Established Growth Fund;

ING Partners, Inc. – ING T. Rowe Price Growth

Equity Portfolio;

Metropolitan Series Fund, Inc. – T. Rowe Price

Large Cap Growth Portfolio;

Lincoln Variable Insurance Products Trust – LVIP — T. Rowe Price Growth Stock Fund;

Conagra Foods, Inc. – Large Cap Diversified Growth;

T. Rowe Price Growth Stock Trust;

East Bay Municipal Utility District – Domestic;

Advantus – Minnesota Life Insurance Co. Growth Stock;

NFL Player Second Career Savings Plan;

Prudential Retirement Insurance & Annuity Co.;

T. Rowe Price Institutional Large-Cap Growth Fund;

Operating Engineers Local #18 – LCG;

Caterpillar Master Pension Trust;

Caterpillar, Inc. Veba Trust;

Caterpillar Investment Trust;

Invensys, Inc. 401K Plan;

Union Pacific Corporation;

Harris Corporation – Large Cap Growth;

Sears 401K Savings Plan;

Xerox Corporation;

Nextera Energy Inc. Employee Pension Plan – LCG;

Nextera Energy Inc. Bargaining Unit Employee

Savings Plan;

BAE Systems;

Lyondell Petrochemical Company;

National Rural Electric Cooperative Association;

USG Corporation Retirement Plan Trust;

Monsanto Company Savings and Investment Plan;

T. Rowe Price U.S. Equities Trust;

T. Rowe Price Global Technology Fund, Inc.;

TD Mutual Funds – TD Science & Technology Fund;

c/o T. Rowe Price Associates, Inc. (as investment adviser to such Investors)

100 East Pratt Street

Baltimore, MD 21202

Attn: Andrew Baek, Vice President and Senior

Legal Counsel

Phone: 410-345-2090

Email: andrew_baek@troweprice.com

Schedule 1.1(d)

LAWRENCIUM ATOLL INVESTMENTS LTD

T. ROWE PRICE GROWTH STOCK TRUST

T. ROWE PRICE U.S. EQUITIES TRUST

TD MUTUAL FUNDS-TD SCIENCE & TECHNOLOGY FUND